Exhibit 10.  Material Contracts.

The Company's 1990 Stock Option Plan and 1990 Stock Bonus Plan are incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 12, 1990, and the Amendment to The Rouse Company 1990 Stock Option Plan, effective as of May 12, 1994, is incorporated by reference from the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1994.

The Company's 1994 Stock Incentive Plan is incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 5, 1994.

The Amended and Restated Supplemental Retirement Benefit Plan of The Rouse
 Company, made as of January 1, 1985 and further amended and restated as of September 24, 1992, March 4, 1994, and May 10, 1995, is incorporated by reference from the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1996.

The Contingent Stock Agreement, effective as of January 1, 1996, by the Company in favor of and for the benefit of the Holders and Representatives named therein is incorporated by reference from the Exhibits to the Company's
 Form S-4 Registration Statement (No. 333-1693).

The Rouse Company Deferred Compensation Plan for Outside Directors (Amended and
 Restated), dated as of May 23, 1996, is incorporated by reference from the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1996.

The memorandum of agreement, dated December 19, 1996, between the Company and Mathias J. DeVito, then Chairman of the Board of the Company, is incorporated by reference from the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1996.

The employment agreement, dated May 1, 1996, between John L. Goolsby, The Rouse
 Company and TRC Acquisition Company I is incorporated by reference from the Company's 10-K Annual Report for the fiscal year ended December 31, 1997.

The Company's 1997 Stock Incentive Plan is incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 4, 1997.

The Rouse Company Special Option Plan, effective January 1, 1998, is incorporated by reference from the Company's Form 10-K Annual Report for the year ended December 31, 1997.

The Asset Purchase Agreement, dated as of April 6, 1998, between TrizecHahn
 Centers, Inc., and The Rouse Company and Westfield America, Inc. is incorporated by reference from the Company's Current Report on Form 8-K dated August 14, 1998.

The letter agreement, dated as of June 30, 1998, between The Rouse Company and Teachers Properties, Inc. relating to the purchase of certain of the interests in Rouse-Teachers Properties, Inc. is incorporated by reference from the Company's Form 10-Q Quarterly Report for the quarterly period ended
 September 30, 1998.

The Contribution Agreement, dated as of February 1, 1999, among The Rouse
 Company of Nevada, Inc., HRD Properties, Inc., Rouse-Bridgewater Commons, LLC, Rouse-Park Meadows Holding, LLC, Rouse-Towson Town Center LLC, Bridgewater Commons Mall, LLC, Rouse-Fashion Place, LLC, Rouse-Park Meadows LLC, Towson TC, LLC, TTC SPE, LLC and Fourmall Acquisition, LLC is incorporated by reference from the Company's Current Report on Form 8-K dated February 10, 1999.

The employment agreement, dated September 24, 1998, between the Company and Anthony W. Deering is attached.



All documents referred to above may be found in Commission file number 0-1743.

                             EMPLOYMENT AGREEMENT
                             --------------------


          This employment agreement ("Agreement") is entered into the 24th day of September, 1998 (the "Effective Date"), by and between THE ROUSE COMPANY (the "Company") and ANTHONY W. DEERING (the "Executive").

                             EXPLANATORY STATEMENT
                             ---------------------

          The Executive is currently employed by the Company and serves as the Company's Chief Executive Officer. The Company recognizing the unique skills and abilities of the Executive wishes to insure that the Executive will continue to be employed by the Company until the Executive reaches age 60. The Executive desires to continue in the employment of the Company as Chief Executive Officer until age 60. Accordingly the parties desire to enter into this employment agreement.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

          1.  Employment, Term and Duties.
              ---------------------------

              1.1  Employment.  The Company hereby employs the Executive and the
                   ----------
Executive hereby accepts employment by the Company on the terms and conditions set forth in this Agreement.

              1.2  Term.  The Executive's employment under this Agreement shall
                   ----
commence on the Effective Date and shall terminate on January 31, 2005, unless earlier terminated as provided in Section 4 below (the "Term").

              1.3  Duties.  During the Term, the Executive shall serve as
                   ------
the Chief Executive Officer of the Company, with such customary duties and responsibilities as are incident to such position, including such authority, duties, and responsibilities as are set forth with respect to such office in the Company's articles and bylaws. The parties acknowledge that the Executive currently also holds the titles of Chairman of the Board and of President. The Company reserves the right to elect another individual(s) to such positions and such election shall not constitute "Good Reason" as hereinafter defined, provided the Executive consents to such election. The Executive shall report directly to the Board of Directors of the Company (the "Board"). The Executive agrees to devote substantially all his attention and time during normal business hours to the business and affairs of the Company and to use his reasonable best efforts to perform faithfully and efficiently the duties and responsibilities of his positions and to accomplish the goals and objectives of the Company as may be established by the Board. Notwithstanding the foregoing, the Executive may engage in the following activities (and shall be entitled to retain all economic benefits thereof including fees paid in connection therewith) as long as they do not interfere in any material respect with the performance of the Executive s duties and responsibilities hereunder:
(i) serve on corporate, civic, religious, educational and/or charitable boards or committees, provided that the Executive shall not serve on any board or committee of any corporation or other business which competes with the Business (as defined in Section 3.1 below), (ii) deliver lectures, fulfill speaking engagements or teach on a part-time basis at educational institutions and (iii) make investments in businesses or enterprises and manage his personal investments; provided that with respect to such activities Executive shall comply with Business Conduct and Ethics Policy applicable to employees of the Company and subsidiaries. The parties acknowledge that the Executives participation as a director of the organizations listed on Exhibit A attached hereto are acceptable.

          2.  Compensation and Other Benefits.
              -------------------------------

              2.1 Base Compensation. As compensation for services rendered
                  -----------------
during the Term, the Company shall pay to the Executive an annual salary of $800,000 (the "Base Salary"). The Personnel Committee of the Board of Directors of The Company (the "Committee") shall conduct a review of the Base Salary in February, 1999, and thereafter at such time or times as the Committee reviews the annual compensation of the executives of the Company in general, and the Executive shall be entitled at such time or times to such annual increase in the Base Salary as is in accordance with the then prevailing policy of The Company with respect to executive compensation in general; provided, that such salary may not be reduced at any time. The Base Salary shall be payable in accordance with the payroll policies of The Company as from time to time in effect, less such amounts as shall be required to be deducted or withheld therefrom by applicable law and regulations.

              2.2 Annual Bonus. In addition to the Base Salary, the Executive
                  ------------
shall continue to be eligible to receive, for each calendar year or portion thereof occurring during the Term, an annual bonus (the "Annual Bonus") in an amount annually determined by the Committee in accordance with the standard practice of such Committee relating to the incentive compensation program of The Company. The Annual Bonus shall be paid to the Executive, less such amounts as shall be required to be deducted or withheld therefrom by applicable law and regulations, at such time or times as is in accordance with the then prevailing policy of The Company relating to incentive compensation payments.

              2.3 Stock Grant and Stock Options.
                  -----------------------------

                  (a) Stock Grant and Gross-Up; Repayment of Gross Up. Pursuant
                      -----------------------------------------------
to the resolutions adopted by the Board at its meeting on

September 24, 1998, the Company hereby grants Executive a stock grant of 109,850 shares of The Company's Common Stock pursuant to The Company's 1997 Stock Incentive Plan. The terms, conditions and restrictions with regard to such stock grant shall be evidenced by a letter agreement between the Company and the Executive in the form of Exhibit B attached hereto which shall be incorporated
                         ---------
herein by reference and its terms, conditions and notifications shall be considered a part of this Agreement.

          In the event the Executive elects to be taxed in accordance with the provisions of Section 83(b) of the Internal Revenue Code of 1986 (the "Code") with regard to said stock grant, then Executive shall also receive a cash payment (the "Gross-Up Payment") on or before December 31, 1998, in an amount sufficient to pay all state and federal income taxes payable by Executive with respect to the stock grant, including any tax payable with regard to the Gross-Up Payment. The Gross-Up Payment shall be calculated based on the Executive's actual items of income, expense and deductions for the year in which the Section 83(b) election is made and shall compensate the Executive for all additional taxes payable by the Executive on account of his receipt of the Stock Grant and the Gross-Up Payment.

          In the event that, prior to January 31, 2005, the Executive's employment is terminated for Cause pursuant to Section 4.2 hereof or the Executive effects a Voluntary Termination of his employment under Section 4.4 hereof, then the Executive shall be obligated to repay to the Company the entire amount of the Gross-Up Payment, such payment to be made in its entirety within thirty (30) days of the date of termination.

          If the Executive is required to repay the amount of the Gross Payment, the Company shall have the right to set off such amount against any payments due by the Company to the Executive.

               b. 1998 Stock Options. Pursuant to the resolutions adopted by the
                  ------------------
Board of Directors at its meeting on September 24, 1998, the Company grants Executive effective as of September 24, 1998 a stock option for 300,000 shares of the Company's Common Stock pursuant to The Company's 1997 Stock Incentive Plan. The option price with respect to such stock option shall be $27.31 per share. The maximum number of such options which qualify as "qualified stock options" shall be granted as "qualified stock options" and the remainder of such options shall be non-qualified stock options. The terms, conditions and restrictions with regard to said stock options shall be evidenced by an Incentive Stock Option Agreement (as to the qualified stock options) and a Nonqualified Stock Option Agreement (as to the non-qualified stock options), substantially in the forms attached hereto as Exhibit C-1 and Exhibit C-2
                                              -----------     -----------
respectively which shall be incorporated herein by reference and their terms, conditions and restrictions shall be considered a part of this Agreement.

               c.  Accelerated Stock Options.  The Executive and the Company
                   -------------------------
acknowledge that the Executive would have been eligible, pursuant to the Company's current policy, to receive a stock option grant in February 1999. The parties wish to provide for the acceleration of such grant.

               Accordingly, pursuant to the resolutions adopted by the Board at its meeting on September 24, 1998, the Company hereby grants the Executive a stock option for 300,000 shares of the Company's Common Stock pursuant to the Company's 1997 Stock Incentive Plan. The option price with respect to such stock options shall be $32.77 per share. The maximum number of such options which qualify as "qualified stock options" shall be granted as "qualified stock options" and the remainder of such options shall be non-qualified stock options. The terms, conditions and restrictions with regard to said stock options shall be evidenced by an Incentive Stock Option Agreement (as to the qualified stock options) and a Non-Qualified Stock Option Agreement (as to the non-qualified stock options), substantially in the forms attached hereto as Exhibit D-1 and D-2, which are incorporated by reference and their terms, conditions and restrictions shall be considered a part of this Agreement.

              2.4  Retirement Supplement.

                   a. Retirement at 62 or thereafter. If the Executive fulfills
                      ------------------------------
all the terms and conditions of this Agreement and the Executive retires from the Company at age 62 or thereafter then the Executive's combined annual benefit under The Rouse Company Pension Plan and the Supplemental Benefit Retirement Plan shall be increased to an amount not less than fifty-five percent (55%) of his Cash Compensation (as defined in The Rouse Company Pension Plan).

                   b. Retirement Before Age 62. If (i) the Executive is not then
                      ------------------------
in default under this Agreement and this Agreement is terminated pursuant to the provisions of Section 4.1 or Section 4.3 hereof, (ii) the Executive retires upon the expiration of this Agreement, or (iii) the Executive retires after age 60 but before age 62 under circumstances that would constitute a "Voluntary Termination" under Section 4.4, then the Executive's combined annual benefit (at age 62) under The Rouse Company Pension Plan and the Supplemental Retirement Benefit Plan shall be increased to an amount not less than fifty-five percent (55%) of the Executive's Cash Compensation (as defined in The Rouse Company Pension Plan) computed for the 12 months immediately preceding such date of termination.

          The amounts which may be paid to the Executive under this Section 2.4 are herein referred to as the "Retirement Supplement."

              2.5 Participation in Employee Benefit Plans. The Company agrees to
                  ---------------------------------------
permit the Executive during the Term to continue to participate in any group life, hospitalization and/or disability insurance plan, health program, supplemental executive retirement plan, nonqualified compensation plan, pension and/or savings plans, long-term incentive plan, receive "fringe benefits," e.g.,
                                                                           ----
club memberships and automobile allowance, and participate in such other benefit plans or programs as may be maintained by the Company (collectively "Benefits"). The Company also agrees to implement such other benefit plans (the Other
Benefit Plans) for the benefit of Executive to the extent the Company offers its other senior executives benefits that are not currently offered by the Company. The Other Benefit Plans shall provide Executive benefits that are no less favorable than those benefits which are available to the most senior executives of The Company or its subsidiaries. For so long as the Company owns or leases a corporate aircraft, Executive shall be entitled to use such aircraft for personal use on terms and conditions no less favorable to Executive (exclusive of tax effects) as those in existence on the Effective Date.

              2.6 General Business Expenses. The Company shall pay or reimburse
                  -------------------------
the Executive for all expenses that are consistent with the Company policy and reasonably and necessarily incurred by the Executive during the Term in the performance of the Executive's duties under this Agreement. Such payment shall be made upon presentation of such documentation as The Company customarily requires of its executive employees prior to making such payments or reimbursements.

          3.  Non-Competition.
              ---------------

              3.1 Covenants Against Competition. The Executive acknowledges that
                  -----------------------------
as of the execution of this Employment Agreement (i) the Company is engaged in the business of commercial and community real estate development and management and office and industrial building development and management and other related activities (the "Business"); (ii) the Company's Business is conducted currently throughout the United States and in Canada and may be expanded to other locations; (iii) his employment with the Company will have given him access to confidential information concerning the Company; and (iv) the agreements and covenants contained in this Agreement are essential to protect the business and goodwill of the Company. Accordingly, the Executive covenants and agrees as follows:

          (a) Non-Compete.  Without the prior written consent of the Board of
              ------------
     Directors of the Company, the Executive shall not during the Restricted Period (as defined below) within the Restricted Area (as defined below) (except in the Executive's capacity as an officer of the Company or any of its affiliates), (i) engage or participate in the Business; (ii) enter the employ of, or render any services (whether or not for a fee or other compensation) to, any person engaged in the Business; or (iii) acquire an equity interest in any such person; provided, that the foregoing restrictions shall not apply at any time if the Executive s employment is terminated during the Term by the Executive for Good Reason (as defined in Section 4.3 below) or by the Company other than for "Cause"; provided, further, that during the Restricted Period the
                       --------  -------
     Executive may own, directly or indirectly, solely as a passive investment, securities of any company traded on any national securities exchange or on the National Association of Securities Dealers Automated Quotation System. As used herein, "Restricted Period" shall mean the period commencing on the Effective Date and ending on the earlier of (i) the third anniversary of the Executive's termination of employment or (ii) January 31, 2006. "Restricted Area" shall mean any place within the United States, Canada and any other country in which the Company is then actively considering conducting Business.

          (b) Confidential Information; Personal Relationships. The Executive
              ------------------------------------------------
     acknowledges that the Company has a legitimate and continuing proprietary interest in the protection of its confidential information and has invested substantial sums and will continue to invest substantial sums to develop, maintain and protect confidential information. The Executive agrees that, during and after the Restricted Period, without the prior written consent of the Board, the Executive shall keep secret and retain in strictest confidence, and shall not knowingly use for the benefit of himself or others all confidential matters relating to the Company's Business including, without limitation, operational methods, marketing or development plans or strategies, business acquisition plans, joint venture proposals or plans, and new personnel acquisition plans, learned by the Executive heretofore or hereafter (such information shall be referred to herein collectively as Confidential Information ); provided, that nothing in this Agreement shall prohibit the Executive from disclosing or using any Confidential Information (A) in the performance of his duties hereunder,
     (B) as required by applicable law, (C) in connection with the enforcement of his rights under this Agreement or any other agreement with the Company, or (D) in connection with the defense or settlement of any claim, suit or action brought or threatened against the Executive by or in the right of the Company. Notwithstanding any provision contained herein to the contrary, the term Confidential Information shall not be deemed to include any general knowledge, skills or experience acquired by the Executive or any knowledge or information known or available to the public in general. Moreover, the Executive shall be permitted to retain copies of, or have access to, all such Confidential Information relating to any disagreement, dispute or litigation (pending or threatened) involving the Executive.

          (c) Employees of the Company and its Affiliates. During the Restricted
              -------------------------------------------
     Period, without the prior written consent of the Board of Directors of the Company, the Executive shall not, directly or indirectly, hire or solicit, or cause others to hire or solicit, for employment by any person other than the Company or any affiliate or successor thereof, any employee of, or person employed within the two years preceding the Executive's hiring or solicitation of such person by, the Company and its affiliates or successors or encourage any such employee to leave his employment. For this purpose, any person whose employment has been terminated involuntarily by The Company or the Company shall be excluded from those persons protected by this Section 3.1(c) for the benefit of the Company.

          (d) Business Relationships.  During the Restricted Period, the
              ----------------------
     Executive shall not, directly or indirectly, request or advise a person that has a business relationship with the Company to curtail or cancel such person's business relationship with the Company.

               3.2 Rights and Remedies Upon Breach. If the Executive breaches,
                   -------------------------------
or threatens to commit a breach of, any of the provisions contained in Section
3.1 of this Agreement (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

               (a) Specific Performance.  The right and remedy to have the
                   --------------------
     Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

               (b) Accounting.  The right and remedy to require the Executive to
                   ----------
     account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits derived or received by the Executive as the result of any action constituting a breach of Restrictive Covenants.

          3.3  Severability of Covenants.  The Executive acknowledges and agrees
               -------------------------
that the Restrictive Covenants are reasonable and valid in duration and geographical scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect without regard to the invalid portions. The provisions set forth in Section 3.1 above shall be in addition to any other provisions of the Business Conduct and Ethics Policy applicable to employees of The Company and its subsidiaries during the term of Executive s employment.

          4.   Termination.
               -----------

          4.1 Termination upon Death or Disability.  If the Executive either
              ------------------------------------
dies or becomes entitled to benefits under a Company long-term disability plan or program during the Term, the Term shall automatically terminate thereupon, and the Executive or the Executive's estate, as the case may be, shall be entitled to receive, in addition to any life insurance or disability benefits which are payable after the separate determinations thereof,

          (a) Base Salary at the rate in effect at the time of such termination through the date of termination;

          (b) any, otherwise payable with respect to the year in which the Term is terminated, multiplied by (ii) a fraction, the numerator of which is the number of days elapsed in such year as of the termination date and the denominator of which is 365 (the "Accrued Annual Bonus");

          (c) an amount equal to the product of (x) the lesser of 36 or the number of months from the termination date until the end of the month in which the Executive's 62nd birthday would have occurred (rounded to the next highest whole month) times (y) the Monthly Salary Amount;

          (d) any deferred compensation (including, without limitation, interest or other credits in the deferred amounts) and any accrued vacation pay, provided that any deferred compensation under the Supplemental Retirement Benefit Plan of the Company (the "SERP") shall be paid in accordance with the terms of the SERP;

          (e) the Retirement Supplement;

          (f) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans or programs of the Company.

     As used herein the term "Monthly Salary Amount" shall mean an amount equal to one-twelfth of the sum of (w) the Executive's then current Base Salary plus
(z) the average Annual Bonus paid to the Executive during the three years immediately preceding the termination date.

     The amounts set forth above are in addition to and shall not reduce any other benefits to which the Executive or his estate may be entitled (such as the stock grant and the stock options).

               4.2  Termination by the Company for Cause. The Company may
                    ------------------------------------
terminate the Executive's employment hereunder for "Cause" (as defined below). If the Company terminates the Executive's employment hereunder for Cause, the Executive shall be entitled to:

     (a) Base Salary at the rate in effect at the time of such termination through the date of termination;


     (b) any deferred compensation (including, without limitation, interest or other credits on such deferred amounts) and any accrued vacation pay, provided that any deferred compensation under the SERP shall be paid in accordance with the terms of the SERP;

     (c) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans and programs of the Company.

     In any case described in this Section 4.2, the Executive shall be given written notice authorized by a vote of at least a majority of the members of the Board of Directors that the Company intends to terminate the Executive's employment for Cause. Such written notice shall specify the particular act or acts, or failure to act, which is or are the basis for the decision to so terminate the Executive's employment for Cause. The Executive shall be given the opportunity within 30 calendar days of the receipt of such notice to meet with the Board of Directors to defend such act or acts, or failure to act, and the Executive shall be given 15 business days after such meeting to correct such act or failure to act. Upon failure of the Executive, within such latter 15 day period, to correct such act or failure to act, the Executive's employment by the Company shall automatically be terminated under this Section 4.2 for Cause. Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving actual dishonesty as against the Company, such conviction is overturned on appeal, the Executive shall be entitled to the payments and the economic equivalent of the benefits that the Executive would have received as a result of a termination of the Executive's employment by the Company without Cause.

     For purposes of this Section 4.2, a termination of the Executive's employment by the Company shall be for "Cause" if the Executive is discharged
(i) due solely to an act or acts of gross or willful negligence or of intentional wrongdoing or misconduct, which has a material adverse effect on the Executive's ability to perform the duties of his position or on the good standing, financial condition or profitability of the Company or (ii) as the result of a material breach of this Agreement.

               4.3 Termination Without Cause or Termination For Good Reason. The
                   --------------------------------------------------------
Company may terminate the Executive's employment hereunder without Cause and the Executive may terminate his employment hereunder for Good Reason (defined below). If the Company terminates the Executive's employment hereunder without Cause, other than due to death or Disability, or if the Executive terminates his employment for Good Reason, the Executive shall be entitled to:

          (a) Base Salary at the rate in effect at the time of termination through the date of Termination;

          (b) the Accrued Annual Bonus, if any;

          (c) a lump sum payment equal to the product of thirty-six (36) times the Monthly Salary Amount (as defined in Section 4.2 hereof);

          (d) any deferred compensation (including, without limitation, interest or other credits on the deferred amounts) and any accrued vacation pay;

          (e) the Retirement Supplement;

          (f) continuation until the Executive attains age 60, of the health and welfare benefits of the Executive and any long-term disability insurance generally provided to senior executives of the Company (as provided for by Section 2.5 of this Agreement) (or the Company shall provide the economic equivalent thereof); provided, however if the Executive obtains new employment and such employment makes the Executive eligible for health and welfare or long-term disability benefits which are equal to or greater in scope then the benefits then being offered by the Company, then the Company shall no longer be required to provide such benefits to the Executive; and

          (g) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans or programs of the Company.

          As used herein, "Good Reason" means and shall be deemed to exist if, without the prior express written consent of the Executive, (a) the Executive is assigned any duties or responsibilities inconsistent in any material respect with the scope of the duties or responsibilities associated with the Executive's position as Chief Executive Officer, as set forth and described in Section 1 of this Agreement; (b) the Executive suffers a reduction in the duties, responsibilities or effective authority associated with his position as Chief Executive Officer, as set forth and described in Section 1 of this Agreement;
(c) the Executive is not appointed to, or is removed from, his position as Chief Executive Officer; (d) the Company breaches this Agreement in any material respect; (e) the Company fails to obtain the full assumption of this Agreement by a successor entity in accordance with Section
6.4 of this Agreement; (f) the Company fails to use its reasonable best efforts to maintain, or cause to be maintained, adequate directors and officers liability insurance coverage for the Executive; (g) the Company purports to terminate the Executive's employment for Cause and such purported termination of employment is not effected in accordance with the requirements of this Agreement. or (h) a Change in Control shall have occurred.

       For purposes of this Agreement, a "Change of Control" shall mean (1) any merger by the Company with or into another corporation or corporations; (2) any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company (defined as Common Stock of the Company or any securities having voting rights that the Company may issue in the future) and rights to acquire voting securities of the Company (defined as including, without limitation, securities that are convertible into voting securities of the Company (as defined above) and rights, options warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of Directors of the Company, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 20% or more of the combined voting power of the Company's then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly unless such acquisition as is described in this part (4) is expressly approved by resolution of the Board of Directors of the Company passed upon affirmative vote of not less than a majority thereof and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date the Company obtains actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of Employee under this Agreement). Notwithstanding the preceding sentence, (i) any transaction that involves a mere change in identity, form or place of organization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, or a transaction of similar effect, shall not constitute a "Change in Control."

          4.4  Voluntary Termination.  The Executive may effect a Voluntary
               ---------------------
Termination of his employment hereunder. A "Voluntary Termination" shall mean a termination of employment by the Executive on his own initiative other than (a) a termination due to death or disability, or (b) a termination for Good Reason.

       A Voluntary Termination shall not be, nor shall it be deemed to be, a breach of this Agreement and shall entitle the Executive to all of the rights and benefits which the Executive would be entitled in the event of a termination of his employment by the Company for Cause.

          4.5  Non-exclusivity of Rights.  Nothing in this Agreement shall
               --------------------------
prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided or maintained by the Company and for which the Executive may qualify, nor shall anything herein limit or otherwise prejudice such rights as the Executive may have under any other existing or future agreements with the Company. Except as otherwise expressly provided for in this Agreement, amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plans or programs of the Company at or subsequent to the date of termination shall be payable in accordance with such plans or programs.

          4.6  Vesting of Stock Grants and Stock Options.  In the event of any
               -----------------------------------------
termination described in Sections 4.1, 4.2, 4.3 and 4.4 above, Executive's rights with regard to any stock grants, loan agreements or stock options shall be as set forth in the respective agreement containing the terms and conditions pertaining thereto.

          4.7  Certain Additional Payments by the Company.  Anything in this
               ------------------------------------------
Agreement to the contrary notwithstanding, in the event that it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (an "Excise Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Excise Gross-Up Payment, the Executive retains an amount of the Excise Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Subject to the provisions of this
Section 4.8, all determinations required to be made hereunder, including whether an Excise Gross-Up Payment is required and the amount of such Excise Gross-Up Payment, shall be made by KPMG Peat Marwick or such other accounting firm which at the time audits the financial statements of the Company (the "Accounting Firm") at the sole expense of the Company, which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the date of termination of the Executive's employment under this Agreement, if applicable, or such earlier time as is requested by the Company. If the Accounting Firm determines that no Excise Tax is payable by the Executive, the Accounting Firm shall furnish the Executive with an opinion that he has substantial authority not to report any Excise Tax on his federal income tax return. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Excise Gross-Up Payments, which will not have been made by the Company should have been made (an "Underpayment") , consistent with the calculations required to be made hereunder. If the Company exhausts its remedies pursuant hereto and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

          The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Excise Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due) If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                  (i) give the Company any information reasonably requested by the Company relating to such claim,

                  (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including (without limitation) accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (iii) cooperate with the Company in good faith to contest effectively such claim, and

                  (iv) permit the Company to participate in any proceedings relating to such claim;

provided that the Company shall bear and pay directly all costs and expenses
--------
(including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions hereof the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine, provided that if the Company directs the Executive to
                         --------
pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance, and further provided that any extension of the statute of
                  ------- ---------
limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which an Excise Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          If, after the receipt by the Executive of an amount advanced by the Company pursuant hereto, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements hereof) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant hereto, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Excise Gross-Up Payment required to be paid.

          4.8  Payment.  Except as otherwise provided in this Agreement, any
               -------
payments to which the Executive shall be entitled under this Section 4, including, without limitation, any economic equivalent of any benefit, shall be made as promptly as possible following the date of termination. If the amount of any payment due to the Executive cannot be finally determined with 90 days after the Date of Termination, such amount shall be estimated on a good faith basis by the Company and the estimated amount shall be paid no later than 90 days after such Date of Termination. As soon as practicable thereafter, the final determination of the amount due shall be made and any adjustment requiring a payment to or from the Executive shall be made as promptly as practicable.

      5.  Indemnification.
          ----------------

          5.1  General.  The Company agrees that if the Executive is made a
               --------
party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director or officer of the Company is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including, without limitation, service with respect to employee benefit plans, whether or not the basis of such Proceeding is alleged action in an official capacity as a director, officer, member, employee or agent while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent authorized by applicable law (in accordance with the Articles of Incorporation and/or bylaws of the Company), as the same exists or may hereafter be amended, against all Expenses incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if the Executive has ceased to be an officer, director or agent, or is no longer employed by the Company and shall inure to the benefit of his heirs, executors and administrators.

          5.2  Expenses.  As used in this Agreement, the term "Expenses" shall
               --------
include, without limitation, damages, losses, judgments, liabilities, fines, penalties, excise taxes, settlements and costs, attorneys' fees, accountants' fees, and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

          5.3  Enforcement.  If a claim or request under this Agreement is not
               -----------
paid by the Company, or on their behalf, within fifteen days after a written claim or request has been received by the Company, the Executive may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Executive shall be entitled to be paid also the expenses of prosecuting such suit. The burden of proving that the Executive is not entitled to indemnification for any reason shall be upon the Company.

          5.4  Subrogation.  In the event of payment under this Agreement, the
               -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Executive.

          5.5  Partial Indemnification.  If the Executive is entitled under any
               -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of any Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Executive for the portion of such Expenses to which the Executive is entitled.

          5.6  Advances of Expenses.  Expenses incurred by the Executive in
               --------------------
connection with any Proceeding shall be paid by the Company in advance upon request of the Executive that the Company pay such Expenses.

          5.7  Notice of Claim.  The Executive shall give to the Company notice
               ---------------
of any claim made against his for which indemnity will or could be sought under this Agreement. In addition, the Executive shall give the Company such information and cooperation as it may reasonably require and as shall be within the Executive's power and at such times and places as are convenient for the Executive.

          5.8  Defense of Claim.  With respect to any Proceeding as to which the
               ----------------
Executive notifies the Company of the commencement thereof:

                    5.8.1 The Company will be entitled to participate therein at its own expense; and

                    5.8.2 Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to the Executive. The Executive also shall have the right to employ his own counsel in such action, suit or proceeding and the fees and expenses of such counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which the Executive shall have reasonably concluded that there may be a conflict of interest between the Company and the Executive in the conduct of the defense of such action.

                    5.8.3 The Company shall not be liable to indemnify the Executive under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on the Executive without Executive's written consent. Neither the Company nor the Executive shall unreasonably withhold or delay their consent to any proposed settlement.

          5.9  Non-exclusivity.  The right to indemnification and the payment
               ----------------
of expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Section 5 shall not be exclusive of any other right which the Executive may have or hereafter may acquire under any statute, provision of the certificate of incorporation or by-laws of the Company, agreement, vote of stockholders or disinterested directors or otherwise.

          5.10 Directors and Officers Liability Policy.  The Company agrees to
               ----------------------------------------
use reasonable efforts to obtain a directors and officers liability insurance policy covering the Executive. The Company shall use its reasonable efforts to maintain during the Term (and for so long thereafter as is practicable in the circumstances taking account of prevailing conditions as to availability of such insurance) coverage to the Executive in a reasonable and adequate amount.

          6.  Other Provisions.
              ----------------

              6.1  Notices.  Any notice or other communication required or
                   -------
permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, on the date of actual receipt thereof, as follows:

              (i)   If to the Company to:

                         The Rouse Company
                         10275 Little Patuxent Parkway
                         Columbia, MD 21044
                         Attn:  General Counsel

              (ii)  If to the Executive, to:

                         Anthony W. Deering
                         6011 Charlesmeade
                         Baltimore, MD 21212

              Any party may change its address for notice hereunder by notice to the other party hereto.

              6.2  Entire Agreement.  This Agreement, including the attached
                   ----------------
Schedules which are a part hereof for all purposes, contains the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

              6.3  Governing Law.  This Agreement shall be governed and
                   -------------
construed in accordance with the laws of the State of Maryland.

              6.4  Assignment.  The obligations of the Executive hereunder are
                   ----------
personal and may not be assigned or delegated by him or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer. The Company shall have the right to assign this Agreement and to delegate all rights, duties and obligations hereunder, either in whole or in part, to any parent, affiliate, successor or subsidiary organization or company of the

Company, so long as the obligations of the Company under this Agreement remain the obligations of the Company, provided, that the Company will require any
                                --------
successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably acceptable to the Executive, to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Nothing contained in this Section 6.4 is intended to affect the Executive's rights under this Agreement if a Change of Control shall occur.

          7.  Resolution of Disputes.
              ----------------------

                  7.1  Negotiation.  The parties shall attempt in good faith to
                       -----------
resolve any dispute arising out of or relating to this Agreement promptly by negotiations between the Executive and an executive officer of the Company or member of the Board of Directors of the Company as may be designated by the Board of Directors who has authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within 10 days after the effective date of such notice, the Executive and an executive officer of the Company shall meet at a mutually acceptable time and place within the Baltimore-Washington metropolitan area, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 30 days of the disputing party's notice, or if the parties fail to meet within 10 days, either party may initiate arbitration of the controversy or claim as provided hereinafter. If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three business days, notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this Section 7.1 shall be treated as compromise and settlement negotiations for the purposes of the federal and state rules of evidence and procedure.

                  7.2  Arbitration. Any dispute arising out of or relating to
                       -----------
this Agreement or the breach, termination or validity thereof, which has not been resolved by nonbinding means as provided in Section 7.1 within 60 days of the initiation of such procedure, shall be finally settled by arbitration conducted expeditiously in accordance with the Center for Public Resources, Inc. ("CPR") Rules for Non-Administered Arbitration of Business Disputes by three independent and impartial arbitrators, of whom each party shall appoint one, provided that if one party has requested the other to participate in a non-binding procedure and the other has failed to participate, the requesting party may initiate arbitration before the expiration of such period. Any such party shall be appointed from the CPR Panels of Neutrals. The arbitration shall be governed by the United States Arbitration Act and any judgment upon the award decided upon the arbitrators may be entered by any court having jurisdiction thereof. The arbitrators are not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any damages in excess of compensatory damages. Each party hereby acknowledges that compensatory damages include (without limitation) any benefit or right of indemnification given by another party to the other under this Agreement.

              7.3  Expenses.  The Company shall promptly pay or reimburse the
                   --------
Executive for all costs and expenses, including, without limitation, court costs and attorneys, fees, incurred by the Executive as a result of any claim, action or proceeding (including, without limitation a claim action or proceeding by the Executive against the Company) arising out of, or challenging the validity or enforceability of, this Agreement or any provision hereof or any other agreement or entitlement referred to herein.

          8.  Successors.  This Agreement shall be binding upon and inure to the
              ----------
benefit of the Executive and his heirs, executors, administrators and legal representatives. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns.

          9.  No Mitigation or Set-Off.  The provisions of this Agreement are
              ------------------------
not intended to, nor shall they be construed to, require that the Executive mitigate the amount of any payment provided for in this Agreement by seeking or accepting other employment, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by the Executive as a result of his employment by another employer or otherwise. The Company's obligations to make the payments to the Executive required under this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set off, counterclaim, recoupment, defense or other claim, right or action that the Company may have against the Executive.

          10. Amendment.  This Agreement may be amended or modified only by an
              ---------
agreement in writing executed by all of the parties hereto.

          11. Beneficiaries/References.  The Executive shall be entitled to
              -------------------------
select (and change) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death, and may change such election, in either case by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary(ies), estate or other legal representative(s), as the case may be.

          12. Representation.  The Company represents and warrants that it is
              ---------------
fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between the Company and any other person, firm or organization or any applicable laws or regulations.

          13.  Survivorship.  The respective rights and obligations of the
               -------------
parties hereunder shall survive any termination of this Agreement or the Executive's employment hereunder to the extent necessary to the intended preservation of such rights and obligations.


          IN WITNESS WHEREOF, the parties have executed this Agreement effective for all purposes as of the date first above written.

                              THE ROUSE COMPANY



                              By: /s/ Mathias J. DeVito
                                  ------------------------------------
                                    Name:  Mathias J. DeVito
                                    Title: Chairman of the
                                           Executive Committee
                                           of the Board of Directors


                              ANTHONY W. DEERING



                                  /s/ Anthony W. Deering
                                --------------------------------------

                                   Exhibit A

                        List of Current Board Positions

1.   T. Rowe Price

2.   Baltimore Museum of Art

3.   Mayor's Business Advisory Council

4.   Greater Baltimore Committee

5.   NAREIT

6.   Parks and People

                                                               EXHIBIT B



                                             March 24, 1999


Mr. Anthony W. Deering
The Rouse Company
10275 Little Patuxent Parkway
Columbia, MD 21044

Dear Mr. Deering:

          On September 24, 1998, the Board of Directors granted you a stock bonus under the 1997 Stock Incentive Plan for 109,850 shares of the Company's Common Stock (the "Bonus Shares"). This stock bonus is granted to you in connection with the execution by you of an Employment Agreement of even date herewith (the "Employment Agreement").

          The Bonus Shares are granted subject to the restriction that you may not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of the Bonus Shares until January 31, 2005; provided, however, that this restriction shall be of no force and effect if your Employment Agreement is terminated pursuant to the provisions of Section 4.1 or 4.3 thereof.

          However, if your Employment Agreement is terminated pursuant to the provisions of Section 4.2 or Section 4.4 thereof, prior to January 31, 2005, all of the Bonus Shares will be forfeited to the Company without payment therefor.

          One certificate for 109,850 shares of the Company's Common Stock is simultaneously being delivered to you. The legend on the reverse side of the certificate describes the restrictions to which the stock is subject.

          To acknowledge your agreement to the terms and restrictions to which the Bonus Shares are subject, please sign and date the original of this letter and return it to Bruce I. Rothschild.

Page 2
October 19, 1998


     If you have any questions concerning your stock bonus, please feel free to contact me.

                                              Sincerely yours,

                                              THE ROUSE COMPANY


                                              By  /s/ Mathias J. Devito
                                                  ---------------------
                                                   Mathias J. DeVito
                                                   Chairman of the Executive
                                                   Committee of the Board of
                                                   Directors


The undersigned agrees to the
above-described restrictions
to which the Bonus Shares are
subject.

Signature: /s/ Anthony W. Deering
           ----------------------

Date: October 22, 1998
      ----------------

EXHIBIT C-1                                        1998 GRANT


                               THE ROUSE COMPANY

                           1997 STOCK INCENTIVE PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------


          THIS INCENTIVE STOCK OPTION AGREEMENT, effective the 24th day of
                                                               ----
September, 1998, by and between THE ROUSE COMPANY, a Maryland corporation (the
---------
"Company"), and Anthony W. Deering ("Employee").

                                  BACKGROUND
                                  ----------

          By action of its Board of Directors and Stockholders, the Company has adopted The Rouse Company 1997 Stock Incentive Plan (the "Plan"), under which the Company may grant stock options and other stock awards to employees of the Company. The Board of Directors has authority (i) to grant stock options to officers and other key employees of the Company and, subject to the provisions of the Plan, to determine the employees to whom and the time or times at which options will be granted, the number of shares to be covered by each option, the period of time and requisite conditions for exercising an option and the terms and provisions of the option agreements and (ii) to determine the fair market value, from time to time, of a share of Common Stock of the Company.

                                  THE OPTION
                                  ----------

          The Board of Directors has determined to grant a stock option to Employee, and Employee, by his execution of this Agreement, agrees to accept the stock option, subject to the provisions of the Plan and the following terms and conditions:

          SECTION 1.  Grant of Option.
                      ---------------

          a.  Number of Shares.  The Company grants to Employee the right and
              ----------------
option to purchase, subject to the terms and conditions of this Agreement and the Plan, a total of 3,661 shares of Common Stock of the Company, par value one cent ($.01) per share ("Common Stock"), which shares are designated as shares granted under an incentive stock option (as that term is described in Section 1(d) below).

          b.  Option Price.  The purchase price of all such shares of Common
              ------------
Stock shall be $27.3125 per share, which price is equal to the last sale price, regular way, for Common Stock on September 23, 1998, the business day immediately preceding the date such option was granted, as reported on the New York Stock Exchange.

          c.  "Option" Defined.  The option granted hereby and all of Employee's
              ----------------
rights under this Agreement and the Plan are referred to collectively as the "Option."

          d.  Tax Status of Option.  The option is designated as constituting an
              --------------------
"incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

          SECTION 2.  Vesting of Option.  The Option vests as to all 3,661
                      -----------------
shares of Common Stock on September 23, 2003. In addition, the Option immediately vests as to all of the shares of Common Stock in the event of Employee's death, total disability (as defined in Section 5(c) below) or discharge without good cause (as defined in Section 3 below).

          SECTION 3.  "Discharge Without Good Cause" and "Change of Control"
                       -----------------------------------------------------
Defined.
-------

          a.  "Discharge Without Good Cause."  For purposes of this Agreement,
               ----------------------------
"discharge without good cause" shall mean (i) any discharge other than discharge due solely to an act or acts of gross or willful negligence or of intentional wrongdoing or misconduct, which has or have a material adverse effect on Employee's ability to perform the duties of his position or on the good standing, financial condition or profitability of the Company or (ii) any change of control of the Company (as hereinafter defined).

          b.  "Change of Control."  For purposes of this Agreement, a "change of
               -----------------
control" shall mean (1) any merger by the Company with or into another corporation or corporations; (2) any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company (defined as Common Stock of the Company or any securities having voting rights that the Company may issue in the future) and rights to acquire voting securities of the Company (defined as including, without limitation, securities that are convertible into voting securities of the Company (as defined above) and rights, options, warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of Directors of the Company, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 20% or more of the combined voting power of the Company's then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly unless such acquisition as is described in this part (4) is expressly approved by resolution of the Board of Directors of the Company passed upon affirmative vote of not less than a majority thereof and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date the Company obtains actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of Employee under this Agreement). Notwithstanding the preceding sentence, (i) any transaction that involves a mere change in identity, form or place of organization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, or a transaction of similar effect, and (ii) any business combination involving solely the Company and Corporate Property Investors which is approved by the Company's Board of Directors shall not constitute a "change of control."

          SECTION 4.  Termination of Option.
                      ---------------------

          a.  Termination for Cause.  If Employee's employment is terminated by
              ---------------------
the Company for Cause (as defined in Section 4.2 of the Employee's Employment Agreement of even date herewith), all unexercised rights under the Option shall expire on the date of such termination.

          b.  Other Termination.  If, before the Option vests as provided in
              -----------------
Section 2 above, Employee's employment with the Company terminates for any reason other than death, total disability (as defined in Section 5(c) below) or discharge without good cause (as defined in Section 3 above), the Option shall terminate on the date of such termination, and Employee shall have no rights under the Option or this Agreement.

          SECTION 5.  Exercise of Option.
                      ------------------

          a.  Exercise Period. Employee may exercise the Option to purchase the
              ---------------
vested shares at any time (whether while serving as an employee of the Company or after ceasing to be an employee of the Company), and from time to time (but not as to less than 10 shares at any one time), on and after the date such shares have vested as provided in Section 2 above through and including September 23, 2008 (the "Expiration Date"), notwithstanding that Employee may forfeit the favorable tax treatment afforded the Option if Employee exercises the Option later than three (3) months after such termination.

          b.  Exercise Period - Death or Total Disability.  If Employee becomes
              -------------------------------------------
totally disabled (as defined in Section 5(c) below) or dies either while serving as an employee of the Company or after ceasing to be an employee of the Company, the Option may be exercised with respect to the vested shares by Employee or by the executor, administrator or personal representative of Employee's estate or other person entitled by law to Employee's rights under the Option at any time through and including the Expiration Date.

          c.  "Total Disability" Defined.  "Total disability" shall mean a
               -------------------------
disability that has continued for a period of more than 180 days and has prevented Employee from performing in a usual and proper manner the functions of his position.

          d.  Exercise before the Expiration Date.  Notwithstanding any other
              -----------------------------------
provision of this Agreement, in no event may the Option or any portion of the Option be exercised after September 23, 2008.

          SECTION 6.  Manner of Exercise; Notices.  The Option shall be
                      ---------------------------
exercised by sending to the Secretary of the Company a written notice of Employee's intention to purchase such shares, specifying the number of shares (but not less than 10 shares at any one time) and the date that the purchase is to occur. Payment of the option price may be made (i) in U.S. dollars in cash or by wire transfer, check, bank draft or money order payable to the Company,
(ii) through the delivery of Common Stock or other securities issued by the Company that have a fair market value equal to the option price, or (iii) by a combination of the foregoing. Full payment must be made for all shares to be purchased before the shares will be released to Employee. The exercise notice shall be addressed to the Secretary of the Company at The Rouse Company Building, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, or at such other address as the Company designates in writing to Employee. Any notice to Employee shall be sent to his address as shown in the records of the Company or at such other address as Employee designates in writing to the Company. Any such notice shall be deemed to have been duly given if it is personally delivered or registered and deposited, postage and registry fee prepaid, in a United States Post Office. For purposes of this Section 6, the "fair market value" of any Company securities that are delivered in payment of the option price shall be equal to (i) the last sale price for Company Common Stock or Preferred Stock for the business day immediately preceding the date on which any portion of the Option is exercised as reported on the New York Stock Exchange, or, if Company Common Stock or Preferred Stock is not traded on the New York Stock Exchange, on the exchange on which such Common Stock or Preferred Stock is principally traded, or, if no sale price is reported for such day, the first preceding business day for which a sale price for Common Stock or Preferred Stock is reported, or (ii) the value of any other Company security, as determined by the Chief Financial Officer of the Company in a manner consistent, to the extent possible, with the determination of fair market value of Company Common Stock or Preferred Stock as provided in clause (i).

          SECTION 7.  Reload Option.  If, while Employee is employed by the
                      -------------
Company, Employee delivers shares of Common Stock in payment of the option price of the Option, Employee shall be issued a new stock option (the "Reload Option"), under any of The Rouse Company 1997 Stock Incentive Plan, The Rouse Company 1994 Stock Incentive Plan, The Rouse Company 1990 Stock Option Plan or any subsequently adopted Company Stock Incentive or Stock Option Plan (collectively, the "Plans") that has Common Stock available for option grant, upon the following terms: (i) the number of option shares of Common Stock granted under the Reload Option shall be equal to the number of shares of Common Stock that were delivered in payment of the option price of the Option; (ii) the option exercise price of the Reload Option shall be equal to the last sale price, regular way, for Common Stock on the New York Stock Exchange on the day on which the Option was exercised, or, if Common Stock is not then traded on the New York Stock Exchange, on the exchange on which such Common Stock is principally traded; (iii) the Reload Option shall have a term equal to the remaining term of the Option; (iv) the Reload Option shall vest immediately, except that Employee may, in Employee's discretion, specify that a later vesting date shall be included in the stock option agreement for the Reload Option, and
(v) the other terms of the Reload Option shall be consistent with the terms of the most recent stock options granted by the Committee.

          SECTION 8.  Tax Provisions.  At the request of Employee, the Company
                      --------------
shall retain or accept a sufficient number of shares in connection with the receipt or exercise of the Option or a sale of the underlying shares to satisfy the Company's tax withholding obligations, if any, or Employee's tax liabilities with respect to such transactions.

          SECTION 9.  Adjustments upon Certain Changes in the Common Stock.  If,
                      ----------------------------------------------------
after the date of this Agreement and prior to the full exercise of the Option, the Company (without receiving compensation therefor) effects one or more stock splits, stock dividends, recapitalizations or other increases or reductions in the number of shares of its outstanding Common Stock, then, unless the Board of Directors expressly determines otherwise, the number of shares with respect to the unexercised portion of the Option and the per share purchase price shall be adjusted as follows:

          a. in the event of a net increase in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately increased, and the per share purchase price shall be proportionately reduced; or

          b. in the event of a net reduction in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately reduced, and the per share purchase price shall be proportionately increased.

          SECTION 10. Employee's Rights Prior to Issuance of Shares.  Employee
                      ---------------------------------------------
shall not be, nor shall Employee have any of the rights or privileges of, a stockholder of the Company with regard to any of the shares issuable upon exercise of the Option unless and until a physical stock certificate for such shares has been issued or such shares have been credited to Employee's account under a book entry or comparable system.

          SECTION 11. Assignment or Transfer.  Except for transfer by
                      ----------------------
testamentary instrument or the laws of inheritance, descent and distribution, the Option may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

          SECTION 12.  Continued Employment.  Employee shall have no duty or
                       --------------------
obligation to remain in the employ of the Company. Nothing in this Agreement shall be deemed to confer upon Employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of Employee, which is at will, at any time.

          SECTION 13.  Binding on Successors.  This Agreement shall be binding
                       ---------------------
upon and inure to the benefit of the Company and Employee and their respective successors, representatives and assigns.

          SECTION 14.  Captions.  The captions of this Agreement are for
                       --------
convenience and reference only and in no way define, describe, extend or limit the scope or intent of any of its provisions.

          SECTION 15.  Amendments.  This Agreement may only be amended in
                       ----------
writing and with the mutual consent of the Company and Employee.

          SECTION 16.  Applicable Law.  This Agreement and any disputes arising
                       --------------
under this Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland and any applicable laws of the United States of America.

          IN WITNESS WHEREOF the Company and Employee have executed this Agreement as of the day and year first above written.

ATTEST:                                 THE ROUSE COMPANY



/s/ Bruce I. Rothschild                 By  /s/ Mathias J. DeVito
------------------------                  ---------------------------
     Bruce I. Rothschild                     Mathias J. DeVito
     Secretary                               Chairman of the
                                             Executive Committee
                                             of the Board of
                                             Directors


                                          /s/ Anthony W. Deering
                                        -----------------------------
                                              Anthony W. Deering

EXHIBIT C-2                                                  1998 GRANT



                               THE ROUSE COMPANY

                           1997 STOCK INCENTIVE PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------



          THIS NONQUALIFIED STOCK OPTION AGREEMENT, effective the 24th day of
                                                                  ----
September, 1998, by and between THE ROUSE COMPANY, a Maryland corporation (the
---------  ----
"Company"), and Anthony W. Deering ("Employee").

                                  BACKGROUND
                                  ----------

          By action of its Board of Directors and Stockholders, the Company has adopted The Rouse Company 1997 Stock Incentive Plan (the "Plan"), under which the Company may grant stock options and other stock awards to employees of the Company. The Board of Directors has authority (i) to grant stock options to officers and other key employees of the Company and, subject to the provisions of the Plan, to determine the employees to whom and the time or times at which options will be granted, the number of shares to be covered by each option, the period of time and requisite conditions for exercising an option and the terms and provisions of the option agreements and (ii) to determine the fair market value, from time to time, of a share of Common Stock of the Company.

                                 THE OPTION
                                 ----------

          The Board of Directors has determined to grant a nonqualified stock option to Employee, and Employee, by his execution of this Agreement, agrees to accept the nonqualified stock option, subject to the provisions of the Plan and the following terms and conditions:

          SECTION 1.  Grant of Option.
                      ---------------

          a.  Number of Shares.  The Company grants to Employee the right and
              ----------------
option to purchase, subject to the terms and conditions of this Agreement and the Plan, a total of 296,339 shares of Common Stock of the Company, par value one cent ($.01) per share ("Common Stock").

          b.  Option Price.  The purchase price of all such shares of Common
              ------------
Stock shall be $27.3125 per share, which price is equal to the last sale price, regular way, for Common Stock on September 23, 1998, the business day immediately preceding the date such option was granted, as reported on the New York Stock Exchange.

          c.  "Option" Defined.  The option granted hereby and all of Employee's
              ----------------
rights under this Agreement and the Plan are referred to collectively as the "Option."

          d.  Tax Status of Option.  This option is designated as not
              --------------------
constituting an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended. If, however, there is a change in law that permits all or any portion of the shares granted under this Agreement to be treated as shares granted under an "incentive stock option," the Company (by the Chairman of the Board or Chief Executive Officer of the Company) and Employee may mutually agree that such shares shall be treated as shares granted under an "incentive stock option," and the Company and Employee may amend this Agreement or enter into such other agreements as may be necessary or desirable to provide that such shares shall be treated as shares granted under an "incentive stock option."

          SECTION 2.  Vesting of Option.  The Option vests as to 150,000 shares
                      -----------------
of Common Stock on September 23, 2002 and 146,339 shares of Common Stock on September 23, 2003. In addition, the Option immediately vests as to all of the shares of Common Stock in the event of Employee's death, total disability (as defined in Section 5(c) below) or discharge without good cause (as defined in
Section 3 below).

          SECTION 3.  "Discharge Without Good Cause" and "Change of Control"
                       -----------------------------------------------------
Defined.
-------

          a.  "Discharge Without Good Cause."  For purposes of this Agreement,
               ----------------------------
"discharge without good cause" shall mean (i) any discharge other than discharge due solely to an act or acts of gross or willful negligence or of intentional wrongdoing or misconduct, which has or have a material adverse effect on Employee's ability to perform the duties of his position or on the good standing, financial condition or profitability of the

Company or (ii) any change of control of the Company (as hereinafter defined).

          b.  "Change of Control."  For purposes of this Agreement, a "change of
               -----------------
control" shall mean (1) any merger by the Company with or into another corporation or corporations; (2) any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company (defined as Common Stock of the Company or any securities having voting rights that the Company may issue in the future) and rights to acquire voting securities of the Company (defined as including, without limitation, securities that are convertible into voting securities of the Company (as defined above) and rights, options, warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of Directors of the Company, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 20% or more of the combined voting power of the Company's then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly unless such acquisition as is described in this part (4) is expressly approved by resolution of the Board of Directors of the Company passed upon affirmative vote of not less than a majority thereof and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date the Company obtains actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of Employee under this Agreement). Notwithstanding the preceding sentence, (i) any transaction that involves a mere change in identity, form or place of organization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, or a transaction of similar effect, and (ii) any business combination involving solely the Company and Corporate Property Investors which is approved by the Company's Board of Directors shall not constitute a "change of control."

          SECTION 4.  Termination of Option.
                      ---------------------

          a.  Termination for Cause.  If Employee's employment is terminated by
              ---------------------
the Company for Cause (as defined in Section 4.2 of the Employee's Employment Agreement of even date herewith), all unexercised rights under the Option shall expire on the date of such termination.

          b.  Other Termination.  If, before the Option vests as provided in
              -----------------
Section 2 above, Employee's employment with the Company terminates for any reason other than death, total disability (as defined in Section 5(c) below) or discharge without good cause (as defined in Section 3 above), the Option shall terminate on the date of such termination, and Employee shall have no rights under the Option or this Agreement.

          SECTION 5.  Exercise of Option.
                      ------------------

          a.  Exercise Period - General. Employee may exercise the Option to
              -------------------------
purchase the vested shares at any time (whether while serving as an employee of the Company or after ceasing to be an employee of the Company), and from time to time (but not as to less than 10 shares at any one time), on and after the date such shares have vested as provided in Section 2 above through and including September 23, 2008 (the "Expiration Date").

          b.  Exercise Period - Death or Total Disability.  If Employee becomes
              -------------------------------------------
totally disabled (as defined in Section 5(c) below) or dies either while serving as an employee of the Company or after ceasing to be an employee of the Company, the Option may be exercised with respect to the vested shares by Employee or by the executor, administrator or personal representative of Employee's estate or other person entitled by law to Employee's rights under the Option at any time through and including the Expiration Date.

          c.  "Total Disability" Defined.  "Total disability" shall mean a
               -------------------------
disability that has continued for a period of more than 180 days and has prevented Employee from performing in a usual and proper manner the functions of his position.

          d.  Exercise before the Expiration Date.  Notwithstanding any other
              -----------------------------------
provision of this Agreement, in no event may the Option or any portion of the Option be exercised after September 23, 2008.

          SECTION 6.  Manner of Exercise; Notices.  The Option shall be
                      ---------------------------
exercised by sending to the Secretary of the Company a written notice of Employee's intention to purchase such shares, specifying the number of shares (but not less than 10 shares at any one time) and the date that the purchase is to occur. Payment of the option price may be made (i) in U.S. dollars in cash or by wire transfer, check, bank draft or money order payable to the Company, (ii) through the delivery of Common Stock or other securities issued by the Company that have a fair market value equal to the option price, or (iii) by a combination of the foregoing. Full payment must be made for all shares to be purchased before the shares will be released to Employee. The exercise notice shall be addressed to the Secretary of the Company at The Rouse Company Building, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, or at such other address as the Company designates in writing to Employee. Any notice to Employee shall be sent to his address as shown in the records of the Company or at such other address as Employee designates in writing to the Company. Any such notice shall be deemed to have been duly given if it is personally delivered or registered and deposited, postage and registry fee prepaid, in a United States Post Office. For purposes of this Section 6, the "fair market value" of any Company securities that are delivered in payment of the option price shall be equal to (i) the last sale price for Company Common Stock or Preferred Stock for the business day immediately preceding the date on which any portion of the Option is exercised as reported on the New York Stock Exchange, or, if Company Common Stock or Preferred Stock is not traded on the New York Stock Exchange, on the exchange on which such Common Stock or Preferred Stock is principally traded, or, if no sale price is reported for such day, the first preceding business day for which a sale price for Common Stock or Preferred Stock is reported, or (ii) the value of any other Company security, as determined by the Chief Financial Officer of the Company in a manner consistent, to the extent possible, with the determination of fair market value of Company Common Stock or Preferred Stock as provided in clause (i).

          SECTION 7.  Reload Option.  If, while Employee is employed by the
                      -------------
Company, Employee delivers shares of Common Stock in payment of the option price of the Option, Employee shall be issued a new stock option (the "Reload Option"), under any of The Rouse Company 1997 Stock Incentive Plan, The Rouse Company 1994 Stock Incentive Plan, The Rouse Company 1990 Stock Option Plan or any subsequently adopted Company Stock Incentive or Stock Option Plan (collectively, the "Plans") that has Common Stock available for option grant, upon the following terms: (i) the number of option shares of Common Stock granted under the Reload Option shall be equal to the number of shares of Common Stock that were delivered in payment of the option price of the Option; (ii) the option exercise price of the Reload Option shall be equal to the last sale price, regular way, for Common Stock on the New York Stock Exchange on the day on which the Option was exercised, or, if Common Stock is not then traded on the New York Stock Exchange, on the exchange on which such Common Stock is principally traded;
(iii) the Reload Option shall have a term equal to the remaining term of the Option; (iv) the Reload Option shall vest immediately, except that Employee may, in Employee's discretion, specify that a later vesting date shall be included in the stock option agreement for the Reload Option, and (v) the other terms of the Reload Option shall be consistent with the terms of the most recent stock options granted by the Committee.

          SECTION 8.  Tax Provisions.  At the request of Employee, the Company
                      --------------
shall retain or accept a sufficient number of shares in connection with the receipt or exercise of the Option or a sale of the underlying shares to satisfy the Company's tax withholding obligations, if any, or Employee's tax liabilities with respect to such transactions.

          SECTION 9.  Adjustments upon Certain Changes in the Common Stock.  If,
                      ----------------------------------------------------
after the date of this Agreement and prior to the full exercise of the Option, the Company (without receiving compensation therefor) effects one or more stock splits, stock dividends, recapitalizations or other increases or reductions in the number of shares of its outstanding Common Stock, then, unless the Board of Directors expressly determines otherwise, the number of shares with respect to the unexercised portion of the Option and the per share purchase price shall be adjusted as follows:

          a. in the event of a net increase in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately increased, and the per share purchase price shall be proportionately reduced; or

          b. in the event of a net reduction in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately reduced, and the per share purchase price shall be proportionately increased.

          SECTION 10. Employee's Rights Prior to Issuance of Shares.  Employee
                      ---------------------------------------------
shall not be, nor shall Employee have any of the rights or privileges of, a stockholder of the Company with regard to any of the shares issuable upon exercise of the Option unless and until a physical stock certificate for such shares has been issued or such shares have been credited to Employee's account under a book entry or comparable system.

          SECTION 11.  Assignment or Transfer.  The Option may not be
                       ----------------------
transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) (i) except that the Option may be transferred, assigned, pledged or hypothecated, in whole or in part to any member of the immediate family of Employee (i.e., any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including any adoptive relationships) or to any trust, partnership, corporation or other entity for the benefit of any member of the immediate family of Employee and (ii) except for transfer by testamentary instrument or the laws of inheritance, descent and distribution. The Option shall not be subject to execution, attachment or similar process.

          SECTION 12.  Continued Employment.  Employee shall have no duty or
                       --------------------
obligation to remain in the employ of the Company. Nothing in this Agreement shall be deemed to confer upon Employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of Employee, which is at will, at any time.

          SECTION 13.  Binding on Successors.  This Agreement shall be binding
                       ---------------------
upon and inure to the benefit of the Company and Employee and their respective successors, representatives and assigns.

          SECTION 14.  Captions.  The captions of this Agreement are for
                       --------
convenience and reference only and in no way define, describe, extend or limit the scope or intent of any of its provisions.

          SECTION 15.  Amendments.  This Agreement may only be amended in
                       ----------
writing and with the mutual consent of the Company and Employee.

          SECTION 16.  Applicable Law.  This Agreement and any disputes arising
                       --------------
under this Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland and any applicable laws of the United States of America.

          IN WITNESS WHEREOF the Company and Employee have executed this Agreement as of the day and year first above written.

ATTEST:                             THE ROUSE COMPANY



/s/ Bruce I. Rothschil              By /s/ Mathias J. DeVito
-----------------------------         ----------------------------
     Bruce I. Rothschild                Mathias J. DeVito
     Secretary                          Chairman of the
                                        Executive Committee
                                        of the Board of
                                        Directors

                                     /s/ Anthony W. Deering
                                    ------------------------------
                                         Anthony W. Deering

EXHIBIT D-1                                                  ACCELERATED GRANT--
                                                             REVISED


                               THE ROUSE COMPANY

                           1997 STOCK INCENTIVE PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------


          THIS INCENTIVE STOCK OPTION AGREEMENT, effective the 24th day of September, 1998, by and between THE ROUSE COMPANY, a Maryland corporation (the "Company"), and Anthony W. Deering ("Employee").

                                  BACKGROUND
                                  ----------

          By action of its Board of Directors and Stockholders, the Company has adopted The Rouse Company 1997 Stock Incentive Plan (the "Plan"), under which the Company may grant stock options and other stock awards to employees of the Company. The Board of Directors has authority (i) to grant stock options to officers and other key employees of the Company and, subject to the provisions of the Plan, to determine the employees to whom and the time or times at which options will be granted, the number of shares to be covered by each option, the period of time and requisite conditions for exercising an option and the terms and provisions of the option agreements and (ii) to determine the fair market value, from time to time, of a share of Common Stock of the Company.

                                  THE OPTION
                                  ----------

          The Board of Directors has determined to grant a stock option to Employee, and Employee, by his execution of this Agreement, agrees to accept the stock option, subject to the provisions of the Plan and the following terms and conditions:

          SECTION 1.  Grant of Option.
                      ---------------

          a.  Number of Shares.  The Company grants to Employee the right and
              ----------------
option to purchase, subject to the terms and conditions of this Agreement and the Plan, a total of 3,051 shares of Common Stock of the Company, par value one cent ($.01)
per share ("Common Stock"), which shares are designated as shares granted under an incentive stock option (as that term is described in Section 1(d) below).

          b.  Option Price.  The purchase price of all such shares of Common
              ------------
Stock shall be $32.77 per share.

          c.  "Option" Defined.  The option granted hereby and all of Employee's
              ----------------
rights under this Agreement and the Plan are referred to collectively as the "Option."

          d.  Tax Status of Option.  The option is designated as constituting an
              --------------------
"incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

          SECTION 2.  Vesting of Option.  The Option vests as to all 3,051
                      -----------------
shares of Common Stock on February 25, 2004. In addition, the Option immediately vests as to all of the shares of Common Stock in the event of Employee's death, total disability (as defined in Section 5(c) below) or discharge without good cause (as defined in Section 3 below).

          SECTION 3.  "Discharge Without Good Cause" and "Change of Control"
                       -----------------------------------------------------
Defined.
-------

          a.  "Discharge Without Good Cause."  For purposes of this Agreement,
               ----------------------------
"discharge without good cause" shall mean (i) any discharge other than discharge due solely to an act or acts of gross or willful negligence or of intentional wrongdoing or misconduct, which has or have a material adverse effect on Employee's ability to perform the duties of his position or on the good standing, financial condition or profitability of the Company or (ii) any change of control of the Company (as hereinafter defined).

          b.  "Change of Control."  For purposes of this Agreement, a "change of
               -----------------
control" shall mean (1) any merger by the Company with or into another corporation or corporations; (2) any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company (defined as Common Stock of the Company or any securities having voting rights that the Company may issue in the future) and rights to acquire voting securities of the Company (defined as including, without limitation, securities that are convertible into voting securities of the Company (as defined above) and rights, options, warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of Directors of the Company, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 20% or more of the combined voting power of the Company's then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly unless such acquisition as is described in this part (4) is expressly approved by resolution of the Board of Directors of the Company passed upon affirmative vote of not less than a majority thereof and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date the Company obtains actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of Employee under this Agreement). Notwithstanding the preceding sentence, (i) any transaction that involves a mere change in identity, form or place of organization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, or a transaction of similar effect, and (ii) any business combination involving solely the Company and Corporate Property Investors which is approved by the Company's Board of Directors shall not constitute a "change of control."

          SECTION 4.  Termination of Option.
                      ---------------------

          a.  Termination for Cause.  If Employee's employment is terminated by
              ---------------------
the Company for Cause (as defined in Section 4.2 of the Employee's Employment Agreement of even date herewith), all unexercised rights under the Option shall expire on the date of such termination.

          b.  Other Termination.  If, before the Option vests as provided in
              -----------------
Section 2 above, Employee's employment with the Company terminates for any reason other than death, total disability (as defined in Section 5(c) below) or discharge without good cause (as defined in Section 3 above), the Option shall terminate on the date of such termination, and Employee shall have no rights under the Option or this Agreement.

          SECTION 5.  Exercise of Option.
                      ------------------

          a.  Exercise Period. Employee may exercise the Option to purchase the
              ---------------
vested shares at any time (whether while serving as an employee of the Company or after ceasing to be an employee of the Company), and from time to time (but not as to less than 10 shares at any one time), on and after the date such shares have vested as provided in Section 2 above through and including September 23, 2008 (the "Expiration Date"), notwithstanding that Employee may forfeit the favorable tax treatment afforded the Option if Employee exercises the Option later than three (3) months after such termination.

          b.  Exercise Period - Death or Total Disability.  If Employee becomes
              -------------------------------------------
totally disabled (as defined in Section 5(c) below) or dies either while serving as an employee of the Company or after ceasing to be an employee of the Company, the Option may be exercised with respect to the vested shares by Employee or by the executor, administrator or personal representative of Employee's estate or other person entitled by law to Employee's rights under the Option at any time through and including the Expiration Date.

          c.  "Total Disability" Defined.  "Total disability" shall mean a
               -------------------------
disability that has continued for a period of more than 180 days and has prevented Employee from performing in a usual and proper manner the functions of his position.

          d.  Exercise before the Expiration Date.  Notwithstanding any other
              -----------------------------------
provision of this Agreement, in no event may the Option or any portion of the Option be exercised after September 23, 2008.

          SECTION 6.  Manner of Exercise; Notices.  The Option shall be
                      ---------------------------
exercised by sending to the Secretary of the Company a written notice of Employee's intention to purchase such shares, specifying the number of shares (but not less than 10 shares at any one time) and the date that the purchase is to occur. Payment of the option price may be made (i) in U.S. dollars in cash or by wire transfer, check, bank draft or money order payable to the Company,
(ii) through the delivery of Common Stock or other securities issued by the Company that have a fair market value equal to the option price, or (iii) by a combination of the foregoing. Full payment must be made for all shares to be purchased before the shares will be released to Employee. The exercise notice shall be addressed to the Secretary of the Company at The Rouse Company Building, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, or at such other address as the Company designates in writing to Employee. Any notice to Employee shall be sent to his address as shown in the records of the Company or at such other address as Employee designates in writing to the Company. Any such notice shall be deemed to have been duly given if it is personally delivered or registered and deposited, postage and registry fee prepaid, in a United States Post Office. For purposes of this Section 6, the "fair market value" of any Company securities that are delivered in payment of the option price shall be equal to (i) the last sale price for Company Common Stock or Preferred Stock for the business day immediately preceding the date on which any portion of the Option is exercised as reported on the New York Stock Exchange, or, if Company Common Stock or Preferred Stock is not traded on the New York Stock Exchange, on the exchange on which such Common Stock or Preferred Stock is principally traded, or, if no sale price is reported for such day, the first preceding business day for which a sale price for Common Stock or Preferred Stock is reported, or (ii) the value of any other Company security, as determined by the Chief Financial Officer of the Company in a manner consistent, to the extent possible, with the determination of fair market value of Company Common Stock or Preferred Stock as provided in clause (i).

          SECTION 7.  Reload Option.  If, while Employee is employed by the
                      -------------
Company, Employee delivers shares of Common Stock in payment of the option price of the Option, Employee shall be issued a new stock option (the "Reload Option"), under any of The Rouse Company 1997 Stock Incentive Plan, The Rouse Company 1994 Stock Incentive Plan, The Rouse Company 1990 Stock Option Plan or any subsequently adopted Company Stock Incentive or Stock Option Plan (collectively, the "Plans") that has Common Stock available for option grant, upon the following terms: (i) the number of option shares of Common Stock granted under the Reload Option shall be equal to the number of shares of Common Stock that were delivered in payment of the option price of the Option; (ii) the option exercise price of the Reload Option shall be equal to the last sale price, regular way, for Common Stock on the New York Stock Exchange on the day on which the Option was exercised, or, if Common Stock is not then traded on the New York Stock Exchange, on the exchange on which such Common Stock is principally traded; (iii) the Reload Option shall have a term equal to the remaining term of the Option; (iv) the Reload Option shall vest immediately, except that Employee may, in Employee's discretion, specify that a later vesting date shall be included in the stock option agreement for the Reload Option, and (v) the other terms of the Reload Option shall be consistent with the terms of the most recent stock options granted by the Committee.

          SECTION 8.  Tax Provisions.  At the request of Employee, the Company
                      --------------
shall retain or accept a sufficient number of shares in connection with the receipt or exercise of the Option or a sale of the underlying shares to satisfy the Company's tax withholding obligations, if any, or Employee's tax liabilities with respect to such transactions.

          SECTION 9.  Adjustments upon Certain Changes in the Common Stock.  If,
                      ----------------------------------------------------
after the date of this Agreement and prior to the full exercise of the Option, the Company (without receiving compensation therefor) effects one or more stock splits, stock dividends, recapitalizations or other increases or reductions in the number of shares of its outstanding Common Stock, then, unless the Board of Directors expressly determines otherwise, the number of shares with respect to the unexercised portion of the Option and the per share purchase price shall be adjusted as follows:

          a. in the event of a net increase in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately increased, and the per share purchase price shall be proportionately reduced; or

          b. in the event of a net reduction in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately reduced, and the per share purchase price shall be proportionately increased.

          SECTION 10. Employee's Rights Prior to Issuance of Shares.  Employee
                      ---------------------------------------------
shall not be, nor shall Employee have any of the rights or privileges of, a stockholder of the Company with regard to any of the shares issuable upon exercise of the Option unless and until a physical stock certificate for such shares has been issued or such shares have been credited to Employee's account under a book entry or comparable system.

          SECTION 11. Assignment or Transfer.  Except for transfer by
                      ----------------------
testamentary instrument or the laws of inheritance, descent and distribution, the Option may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

          SECTION 12.  Continued Employment.  Employee shall have no duty or
                       --------------------
obligation to remain in the employ of the Company. Nothing in this Agreement shall be deemed to confer upon Employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of Employee, which is at will, at any time.

          SECTION 13.  Binding on Successors.  This Agreement shall be binding
                       ---------------------
upon and inure to the benefit of the Company and Employee and their respective successors, representatives and assigns.

          SECTION 14.  Captions.  The captions of this Agreement are for
                       --------
convenience and reference only and in no way define, describe, extend or limit the scope or intent of any of its provisions.

          SECTION 15.  Amendments.  This Agreement may only be amended in
                       ----------
writing and with the mutual consent of the Company and Employee.

          SECTION 16.  Applicable Law.  This Agreement and any disputes arising
                       --------------
under this Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland and any applicable laws of the United States of America.

          IN WITNESS WHEREOF the Company and Employee have executed this Agreement as of the day and year first above written.

ATTEST:                                      THE ROUSE COMPANY


   /s/  Bruce I. Rothschild                  By /s/ Mathias J. DeVito
 ----------------------------                   -------------------------
     Bruce I. Rothschild                          Mathias J. DeVito
     Secretary                                    Chairman of the
                                                  Executive Committee
                                                  of the Board of
                                                  Directors



                                             /s/  Anthony W. Deering
                                             ----------------------------
                                                  Anthony W. Deering

EXHIBIT D-2                                            ACCELERATED GRANT--
                                                       REVISED


                               THE ROUSE COMPANY

                           1997 STOCK INCENTIVE PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------


          THIS NONQUALIFIED STOCK OPTION AGREEMENT, effective the 24th day of September, 1998, by and between THE ROUSE COMPANY, a Maryland corporation (the "Company"), and Anthony W. Deering ("Employee").

                                  BACKGROUND
                                  ----------

          By action of its Board of Directors and Stockholders, the Company has adopted The Rouse Company 1997 Stock Incentive Plan (the "Plan"), under which the Company may grant stock options and other stock awards to employees of the Company. The Board of Directors has authority (i) to grant stock options to officers and other key employees of the Company and, subject to the provisions of the Plan, to determine the employees to whom and the time or times at which options will be granted, the number of shares to be covered by each option, the period of time and requisite conditions for exercising an option and the terms and provisions of the option agreements and (ii) to determine the fair market value, from time to time, of a share of Common Stock of the Company.

                                  THE OPTION
                                  ----------

          The Board of Directors has determined to grant a nonqualified stock option to Employee, and Employee, by his execution of this Agreement, agrees to accept the nonqualified stock option, subject to the provisions of the Plan and the following terms and conditions:

          SECTION 1.  Grant of Option.
                      ---------------

          a.  Number of Shares.  The Company grants to Employee the right and
              ----------------
option to purchase, subject to the terms and conditions of this Agreement and the Plan, a total of 296,949 shares of Common Stock of the Company, par value one cent ($.01) per share ("Common Stock").

          b.  Option Price.  The purchase price of all such shares of Common
              ------------
Stock shall be $32.77 per share.

          c.  "Option" Defined.  The option granted hereby and all of Employee's
              ----------------
rights under this Agreement and the Plan are referred to collectively as the "Option."

          d.  Tax Status of Option.  This option is designated as not
              --------------------
constituting an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended. If, however, there is a change in law that permits all or any portion of the shares granted under this Agreement to be treated as shares granted under an "incentive stock option," the Company (by the Chairman of the Board or Chief Executive Officer of the Company) and Employee may mutually agree that such shares shall be treated as shares granted under an "incentive stock option," and the Company and Employee may amend this Agreement or enter into such other agreements as may be necessary or desirable to provide that such shares shall be treated as shares granted under an "incentive stock option."

          SECTION 2.  Vesting of Option.  The Option vests as to 75,000 shares
                      -----------------
of Common Stock on February 25, 2001, February 25, 2002 and February 25, 2003 and as to 71,949 shares on February 25, 2004. In addition, the Option immediately vests as to all of the shares of Common Stock in the event of Employee's death, total disability (as defined in Section 5(c) below) or discharge without good cause (as defined in Section 3 below).

          SECTION 3.  "Discharge Without Good Cause" and "Change of Control"
                       -----------------------------------------------------
Defined.
-------

          a.  "Discharge Without Good Cause."  For purposes of this Agreement,
               ----------------------------
"discharge without good cause" shall mean (i) any discharge other than discharge due solely to an act or acts of gross or willful negligence or of intentional wrongdoing or misconduct, which has or have a material adverse effect on Employee's ability to perform the duties of his position or on the good standing, financial condition or profitability of the Company or (ii) any change of control of the Company (as hereinafter defined).

          b.  "Change of Control."  For purposes of this Agreement, a "change of
               -----------------
control" shall mean (1) any merger by the Company with or into another corporation or corporations; (2) any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company (defined as Common Stock of the Company or any securities having voting rights that the Company may issue in the future) and rights to acquire voting securities of the Company (defined as including, without limitation, securities that are convertible into voting securities of the Company (as defined above) and rights, options, warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of Directors of the Company, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 20% or more of the combined voting power of the Company's then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly unless such acquisition as is described in this part (4) is expressly approved by resolution of the Board of Directors of the Company passed upon affirmative vote of not less than a majority thereof and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date the Company obtains actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of Employee under this Agreement). Notwithstanding the preceding sentence, (i) any transaction that involves a mere change in identity, form or place of organization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, or a transaction of similar effect, and (ii) any business combination involving solely the Company and Corporate Property Investors which is approved by the Company's Board of Directors shall not constitute a "change of control."

          SECTION 4.  Termination of Option.
                      ---------------------

          a.  Termination for Cause.  If Employee's employment is terminated by
              ---------------------
the Company for Cause (as defined in Section 4.2 of the Employee's Employment Agreement of even date herewith), all unexercised rights under the Option shall expire on the date of such termination.

          b.  Other Termination.  If, before the Option vests as provided in
              -----------------
Section 2 above, Employee's employment with the Company terminates for any reason other than death, total disability (as defined in Section 5(c) below) or discharge without good cause (as defined in Section 3 above), the Option shall terminate on the date of such termination, and Employee shall have no rights under the Option or this Agreement.

          SECTION 5.  Exercise of Option.
                      ------------------

          a.  Exercise Period - General. Employee may exercise the Option to
              -------------------------
purchase the vested shares at any time (whether while serving as an employee of the Company or after ceasing to be an employee of the Company), and from time to time (but not as to less than 10 shares at any one time), on and after the date such shares have vested as provided in Section 2 above through and including September 23, 2008 (the "Expiration Date").

          b.  Exercise Period - Death or Total Disability.  If Employee becomes
              -------------------------------------------
totally disabled (as defined in Section 5(c) below) or dies either while serving as an employee of the Company or after ceasing to be an employee of the Company, the Option may be exercised with respect to the vested shares by Employee or by the executor, administrator or personal representative of Employee's estate or other person entitled by law to Employee's rights under the Option at any time through and including the Expiration Date.

          c.  "Total Disability" Defined.  "Total disability" shall mean a
               -------------------------
disability that has continued for a period of more than 180 days and has prevented Employee from performing in a usual and proper manner the functions of his position.

          d.  Exercise before the Expiration Date.  Notwithstanding any other
              -----------------------------------
provision of this Agreement, in no event may the Option or any portion of the Option be exercised after September 23, 2008.

          SECTION 6.  Manner of Exercise; Notices.  The Option shall be
                      ---------------------------
exercised by sending to the Secretary of the Company a written notice of Employee's intention to purchase such shares, specifying the number of shares (but not less than 10 shares at any one time) and the date that the purchase is to occur. Payment of the option price may be made (i) in U.S. dollars in cash or by wire transfer, check, bank draft or money order payable to the Company, (ii) through the delivery of Common Stock or other securities issued by the Company that have a fair market value equal to the option price, or (iii) by a combination of the foregoing. Full payment must be made for all shares to be purchased before the shares will be released to Employee. The exercise notice shall be addressed to the Secretary of the Company at The Rouse Company Building, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, or at such other address as the Company designates in writing to Employee. Any notice to Employee shall be sent to his address as shown in the records of the Company or at such other address as Employee designates in writing to the Company. Any such notice shall be deemed to have been duly given if it is personally delivered or registered and deposited, postage and registry fee prepaid, in a United States Post Office. For purposes of this Section 6, the "fair market value" of any Company securities that are delivered in payment of the option price shall be equal to (i) the last sale price for Company Common Stock or Preferred Stock for the business day immediately preceding the date on which any portion of the Option is exercised as reported on the New York Stock Exchange, or, if Company Common Stock or Preferred Stock is not traded on the New York Stock Exchange, on the exchange on which such Common Stock or Preferred Stock is principally traded, or, if no sale price is reported for such day, the first preceding business day for which a sale price for Common Stock or Preferred Stock is reported, or (ii) the value of any other Company security, as determined by the Chief Financial Officer of the Company in a manner consistent, to the extent possible, with the determination of fair market value of Company Common Stock or Preferred Stock as provided in clause (i).

          SECTION 7.  Reload Option.  If, while Employee is employed by the
                      -------------
Company, Employee delivers shares of Common Stock in payment of the option price of the Option, Employee shall be issued a new stock option (the "Reload Option"), under any of The Rouse Company 1997 Stock Incentive Plan, The Rouse Company 1994 Stock Incentive Plan, The Rouse Company 1990 Stock Option Plan or any subsequently adopted Company Stock Incentive or Stock Option Plan (collectively, the "Plans") that has Common Stock available for option grant, upon the following terms: (i) the number of option shares of Common Stock granted under the Reload Option shall be equal to the number of shares of Common Stock that were delivered in payment of the option price of the Option; (ii) the option exercise price of the Reload Option shall be equal to the last sale price, regular way, for Common Stock on the New York Stock Exchange on the day on which the Option was exercised, or, if Common Stock is not then traded on the New York Stock Exchange, on the exchange on which such Common Stock is principally traded;
(iii) the Reload Option shall have a term equal to the remaining term of the Option; (iv) the Reload Option shall vest immediately, except that Employee may, in Employee's discretion, specify that a later vesting date shall be included in the stock option agreement for the Reload Option, and (v) the other terms of the Reload Option shall be consistent with the terms of the most recent stock options granted by the Committee.

          SECTION 8.  Tax Provisions.  At the request of Employee, the Company
                      --------------
shall retain or accept a sufficient number of shares in connection with the receipt or exercise of the Option or a sale of the underlying shares to satisfy the Company's tax withholding obligations, if any, or Employee's tax liabilities with respect to such transactions.

          SECTION 9.  Adjustments upon Certain Changes in the Common Stock.  If,
                      ----------------------------------------------------
after the date of this Agreement and prior to the full exercise of the Option, the Company (without receiving compensation therefor) effects one or more stock splits, stock dividends, recapitalizations or other increases or reductions in the number of shares of its outstanding Common Stock, then, unless the Board of Directors expressly determines otherwise, the number of shares with respect to the unexercised portion of the Option and the per share purchase price shall be adjusted as follows:

          a. in the event of a net increase in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately increased, and the per share purchase price shall be proportionately reduced; or

          b. in the event of a net reduction in the number of shares of its outstanding Common Stock, the number of shares shall be proportionately reduced, and the per share purchase price shall be proportionately increased.

          SECTION 10. Employee's Rights Prior to Issuance of Shares.  Employee
                      ---------------------------------------------
shall not be, nor shall Employee have any of the rights or privileges of, a stockholder of the Company with regard to any of the shares issuable upon exercise of the Option unless and until a physical stock certificate for such shares has been issued or such shares have been credited to Employee's account under a book entry or comparable system.

          SECTION 11.  Assignment or Transfer.  The Option may not be
                       ----------------------
transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) (i) except that the Option may be transferred, assigned, pledged or hypothecated, in whole or in part to any member of the immediate family of Employee (i.e., any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including any adoptive relationships) or to any trust, partnership, corporation or other entity for the benefit of any member of the immediate family of Employee and (ii) except for transfer by testamentary instrument or the laws of inheritance, descent and distribution. The Option shall not be subject to execution, attachment or similar process.

          SECTION 12.  Continued Employment.  Employee shall have no duty or
                       --------------------
obligation to remain in the employ of the Company. Nothing in this Agreement shall be deemed to confer upon Employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of Employee, which is at will, at any time.

          SECTION 13.  Binding on Successors.  This Agreement shall be binding
                       ---------------------
upon and inure to the benefit of the Company and Employee and their respective successors, representatives and assigns.

          SECTION 14.  Captions.  The captions of this Agreement are for
                       --------
convenience and reference only and in no way define, describe, extend or limit the scope or intent of any of its provisions.

          SECTION 15.  Amendments.  This Agreement may only be amended in
                       ----------
writing and with the mutual consent of the Company and Employee.

          SECTION 16.  Applicable Law.  This Agreement and any disputes arising
                       --------------
under this Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland and any applicable laws of the United States of America.

          IN WITNESS WHEREOF the Company and Employee have executed this Agreement as of the day and year first above written.

ATTEST:                                      THE ROUSE COMPANY



 /s/ Bruce I. Rothschild                     By  /s/ Mathias J. DeVito
 -----------------------                       ----------------------------
     Bruce I. Rothschild                          Mathias J. DeVito
     Secretary                                    Chairman of the
                                                  Executive Committee
                                                  of the Board of
                                                  Directors



                                                 /s/ Anthony W. Deering
                                             ------------------------------
                                                     Anthony W. Deering